UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): November 2, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        1-15062                13-4099534
        --------                         -------                ----------
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
     Incorporation)                                          Identification No.)


                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01  Entry into a Material Definitive Agreement.

As previously reported by Time Warner Inc. (the "Company" or "Time Warner"), on October 19, 2006, Time Warner Entertainment Company, L.P. ("TWE"), a subsidiary of Time Warner Cable Inc. ("TWC") and Time Warner, commenced a consent solicitation (the "Consent Solicitation") to amend certain provisions of the Indenture, dated as of April 30, 1992, among TWE, TWC, TW NY Cable Holding Inc. ("TWNYCH"), certain other subsidiaries of the Company and The Bank of New York, as Trustee (as amended, the "TWE Indenture"). A total of $3.2 billion aggregate principal amount of debt securities are currently outstanding under the TWE Indenture (collectively, the "TWE Bonds"). The requisite consents in connection with the Consent Solicitation were received. Accordingly, on November 2, 2006, TWC, together with TWE, TWNYCH, certain other subsidiaries of the Company and The Bank of New York, as Trustee, entered into the Eleventh Supplemental Indenture to the TWE Indenture, which (i) amends the indirect guaranty of the TWE Bonds previously provided by TWC to provide a direct guaranty of the TWE Bonds by TWC, (ii) terminates the guaranties (the "TW Partner Guaranties") previously provided by American Television and Communications Corporation ("ATC") and Warner Communications Inc. ("WCI"), and (iii) amends TWE's reporting obligations under the TWE Indenture to allow TWE to provide holders of the TWE Bonds with quarterly and annual reports that TWC (or any other ultimate parent guarantor, as described in the Eleventh Supplemental Indenture) would be required to file with the Securities and Exchange Commission (the "Commission") pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), if it were required to file such reports with the Commission in respect of the TWE Bonds pursuant to such section of the Securities Exchange Act, except that financial information for persons other than such reporting person, exhibits and officers' certifications may be omitted where such items are not actually required by law.

Following the effectiveness of the Eleventh Supplemental Indenture, the guaranties provided by ATC and WCI of TWC's obligations under TWC's $6.0 billion senior unsecured revolving credit facility and two $4.0 billion term loan facilities automatically terminated in accordance with the terms of such facilities.

A copy of the press release issued by TWC on November 2, 2006 to announce the completion of the Consent Solicitation is filed as Exhibit 99.2 to this report.


Item 9.01 Financial Statements and Exhibits.

Exhibit        Description
-------        -----------

99.1 Eleventh Supplemental Indenture, dated as of November 2, 2006, among TWE, TWC, TWNYCH, ATC, WCI, Historic TW Inc., Time Warner NY Cable LLC and The Bank of New York, as Trustee.

99.2           Press Release, dated November 2, 2006, issued by TWC.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TIME WARNER INC.



                                            By:     /s/ Wayne H. Pace
                                                    ----------------------------
                                            Name:   Wayne H. Pace
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


Date:  November 2, 2006

                                  Exhibit Index


Exhibit        Description
-------        -----------

99.1 Eleventh Supplemental Indenture, dated as of November 2, 2006, among TWE, TWC, TWNYCH, ATC, WCI, Historic TW Inc., Time Warner NY Cable LLC and The Bank of New York, as Trustee.

99.2           Press Release, dated November 2, 2006, issued by TWC.